                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      June 28, 2006
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                     ML-CFC Commercial Mortgage Trust 2006-2
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                       (Exact name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-130408-02

                    Merrill Lynch Mortgage Lending, Inc. and
                Countrywide Commercial Real Estate Finance, Inc.
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             (Exact name of the Sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
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           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-130408

Delaware                              333-130408-02          13-3416059
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

4 World Financial Center, 16th Floor
250 Vesey Street, New York, New York                         10080
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code        (212) 449-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

      On June 28, 2006, a pooling and servicing agreement, dated as of June 1,
2006 (the "Pooling and Servicing Agreement"), was entered into by and between
Merrill Lynch Mortgage Investors, Inc., as depositor (the "Registrant"),
Wachovia Bank, National Association, as master servicer no. 1, KeyCorp Real
Estate Capital Markets, Inc., as master servicer no. 2 and as special servicer and LaSalle Bank National Association, as trustee. The Pooling and Servicing
Agreement was entered into for the purpose of issuing a single series of certificates, entitled ML-CFC Commercial Mortgage Trust 2006-2 (the "ML-CFC
Commercial Mortgage Trust 2006-2"), Commercial Mortgage Pass-Through
Certificates, Series 2006-C1 (the "Certificates"). The Pooling and Servicing
Agreement is attached as Exhibit 4.1 hereto. Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-3B, Class
A-SB, Class A-4, Class A-1A, Class AM and Class AJ (collectively, the
"Publicly-Offered Certificates"), were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130408). The
Publicly-Offered Certificates were sold to Merrill Lynch, Pierce, Fenner & Smith
Incorporated ("Merrill Lynch"), Countrywide Securities Corporation, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Goldman, Sachs & Co.
and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of June 16, 2006 (the
"Underwriting Agreement"), between the Registrant and the Underwriters. The
Underwriting Agreement is attached as Exhibit 1.1 hereto. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MLML Mortgage
Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending,
Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of June 16, 2006 (the "MLML Mortgage Loan Purchase Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the
Publicly-Offered Certificates (the "Countrywide Mortgage Loans") were acquired by the Registrant from Countrywide Commercial Real Estate Finance, Inc.
("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of June 16, 2006 (the "Countrywide Mortgage Loan Purchase Agreement"), which is attached hereto as Exhibit 99.2. The remaining mortgage loans backing the
Publicly-Offered Certificates (the "KeyBank Mortgage Loans"; the Countrywide
Mortgage Loans, the MLML Mortgage Loans and the KeyBank Mortgage Loans,
collectively, the "Mortgage Loans") were acquired by the Registrant from KeyBank
National Association ("KeyBank") as seller pursuant to a mortgage loan purchase agreement dated as of June 16, 2006 (the "KeyBank Mortgage Loan Purchase
Agreement"; the MLML Mortgage Loan Purchase Agreement, the Countrywide Mortgage
Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement,
collectively, the "Mortgage Loan Purchase Agreements"), which is attached hereto as Exhibit 99.3.

      Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, Countrywide or KeyBank, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

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      Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Shell company transactions:

      Not applicable.

(d) Exhibits:

Exhibit No.   Description

1.1           Underwriting Agreement

4.1           Pooling and Servicing Agreement

5.1           Legality Opinion

8.1           Tax Opinion

99.1          MLML Mortgage Loan Purchase Agreement

99.2          Countrywide Mortgage Loan Purchase Agreement

99.3          KeyBank Mortgage Loan Purchase Agreement

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 13, 2006

                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                  By: /s/ David M. Rodgers
                                      ------------------------------------------
                                       Name:  David M. Rodgers
                                       Title: Executive Vice President,
                                              Chief Officer in Charge of
                                              Commercial Mortgage Securitization

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.

1.1           Underwriting Agreement

4.1           Pooling and Servicing Agreement

5.1           Legality Opinion

8.1           Tax Opinion

99.1          MLML Mortgage Loan Purchase Agreement

99.2          Countrywide Mortgage Loan Purchase Agreement

99.3          KeyBank Mortgage Loan Purchase Agreement

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